Net loss per share	6 Months Ended
Jun. 30, 2026
Earnings Per Share [Abstract]
Net loss per share

Note 15 - Net loss per share

Basic net loss per share is computed by dividing net loss attributable to shareholders by the weighted average number of ordinary shares outstanding during the period. Diluted net loss per share is computed by dividing net loss attributable to shareholders by the weighted average number of ordinary shares outstanding during the period, adjusted for the effects of potentially dilutive shares.

The dilutive effect of outstanding stock options and warrants is determined using the treasury stock method, while the dilutive effect of convertible securities is determined using the if-converted method, as applicable. Potential ordinary shares are excluded from the computation of diluted net loss per share when their inclusion would be anti-dilutive.

For the six months ended June 30, 2026 and 2025, the Company reported net losses. Accordingly, the effects of outstanding stock options, warrants and convertible instruments were anti-dilutive and were excluded from the calculation of diluted net loss per share. As a result, basic and diluted net loss per share were the same for both periods presented.

The following potential ordinary shares were excluded from the calculation of diluted net loss per share because their inclusion would have been anti-dilutive:

	June 30, 2026	June 30, 2025
Share options	2,672,083	2,771,458
Warrants	9,034,892	222,222
Senior Convertible Notes	5,912,425	-
Total potential ordinary shares excluded	17,619,400	2,993,680

	June 30, 2026	June 30, 2025
Numerator:
Net loss - basic and diluted	$(18,502,661)	$(26,544,958)

Denominator:
Weighted average shares outstanding - basic and diluted	55,394,193	35,745,864

Net loss per share - basic and diluted	$(0.33)	$(0.74)